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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 4, 2000



                         PENNCORP FINANCIAL GROUP, INC.
               (Exact name of Registrant as specified in charter)



          DELAWARE                       1-11422                13-3543540
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
     of incorporation)                                      identification no.)


                 C/O SOUTHWESTERN FINANCIAL SERVICES CORPORATION
                            717 NORTH HARWOOD STREET
                               DALLAS, TEXAS 75201
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (214) 954-7111

67200.0001
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ITEM 5. OTHER EVENTS.

           As previously reported, on February 7, 2000, PennCorp Financial Group, Inc. (the "Company") filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the Bankruptcy Court for the District of Delaware (the "Chapter 11 Case"). In connection with the filing by the Company of the Chapter 11 Case, the Company and the lenders party to that certain Credit Agreement dated as of March 12, 1997 (as amended, the "Credit Agreement"), among the Company, the lenders from time to time party thereto and The Bank of New York, as administrative agent, executed a Forbearance Agreement (the "Forbearance Agreement"), whereby the lenders agreed to forbear from exercising their remedies under the Credit Agreement as a result of the event of default that occurred under the Credit Agreement when the Company commenced the Chapter 11 Case.

           In connection with the commencement of the Chapter 11 Case, the Credit Agreement was superseded by that certain Cash Collateral Agreement dated as of February 8, 2000 (as amended, the "Cash Collateral Agreement"), by and among the Company, the lenders from time to time party thereto and The Bank of New York, as administrative agent. The Cash Collateral Agreement provides a mechanism for the repayment of the Company's currently outstanding loans, permits the sale of certain of the Company's subsidiaries to Reassure America Life Insurance Company, and sets forth certain covenants with which the Company must comply until all of the Company's outstanding loans (plus interest thereon) are repaid. On February 10, 2000, the Company, the lenders party thereto and The Bank of New York, as administrative agent, executed Amendment No. 1 to Cash Collateral Agreement ("Amendment No. 1"), in order to provide for the establishment of a custody account to provide for the investment of the Company's funds which are in the possession of The Bank of New York (and over which it has a lien) through a custody account maintained at The Bank of New York, all as required by the bankruptcy court.

           The descriptions of the Forbearance Agreement, the Cash Collateral Agreement and Amendment No. 1 above do not purport to be complete and are qualified in their entirety by reference to the Forbearance Agreement, the Cash Collateral Agreement and Amendment No. 1, which are filed as exhibits to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits.

10.1 Forbearance Agreement dated as of February 4, 2000, by and among PennCorp Financial Group, Inc., the financial institutions party thereto, and The Bank of New York, as administrative agent.

10.2 Cash Collateral Agreement dated as of February 8, 2000, by and among PennCorp Financial Group, Inc., the financial institutions party thereto, and The Bank of New York, as administrative agent.

10.3 Amendment No. 1 to Cash Collateral Agreement dated as of February 10, 2000, by and among PennCorp Financial Group, Inc., the financial institutions party thereto, and the Bank of New York, as administrative agent.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PENNCORP FINANCIAL GROUP, INC.



Date:  February 29, 2000               By: /s/ Scott D. Silverman
                                          ---------------------------------
                                           Scott D. Silverman
                                           Executive Vice President,
                                           Chief Administrative Officer and
                                           General Counsel


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                                 EXHIBIT INDEX
                                 -------------

NUMBER     DESCRIPTION
------     -----------

10.1 Forbearance Agreement dated as of February 4, 2000, by and among PennCorp Financial Group, Inc., the financial institutions party thereto, and The Bank of New York, as administrative agent.

10.2 Cash Collateral Agreement dated as of February 8, 2000, by and among PennCorp Financial Group, Inc., the financial institutions party thereto, and The Bank of New York, as administrative agent.

10.3 Amendment No. 1 to Cash Collateral Agreement dated as of February 10, 2000, by and among PennCorp Financial Group, Inc., the financial institutions party thereto, and the Bank of New York, as administrative agent.